EXHIBIT 31.2


                                 CERTIFICATIONS


I, Michael Kinley, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of WorldStar Energy, Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of WorldStar Energy, Corp. as of, and for, the periods presented in this interim report;

4. WorldStar Energy, Corp.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to WorldStar Energy, Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of WorldStar Energy, Corp.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of as of June 30, 2006, covered by this interim report based on such evaluation; and

     (d) Disclosed in this report any change WorldStar Energy, Corp.'s internal control over financial reporting that occurred during WorldStar Energy, Corp.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, WorldStar Energy, Corp.'s internal control over financial reporting; and

5. I have disclosed, based on our most recent evaluation of internal control over financial reporting, to WorldStar Energy, Corp.'s auditors and WorldStar Energy, Corp.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect WorldStar Energy, Corp.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.



SIGNED: /s/ M. W. Kinley                                DATE : August  11 , 2006
        __________________________________
            Michael Kinley,
            Chief Financial Officer
            (Principal Accounting Officer)